UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 12 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 11, 2000


                                APA OPTICS, INC.
             (Exact name of registrant as specified in its charter)

          Minnesota                      0-16106                 41-1347235
(State or other jurisdiction of        (Commission              (IRS Employer
        incorporation)                 File Number)          Identification No.)

                   2950 NE 84th Lane
                   Blaine, Minnesota                  55434
       (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (763) 784-4995

Item 5.  Other Events.

         By supplements to Prospectus dated April 12, 2000, the Company reported sales of its Common Stock pursuant to a Registration Statement on Form S-3 (SEC No. 333-33966). Such prospectus supplements indicated the number of shares sold, the price per share, and the net proceeds to the Company.

         The net proceeds indicated in some of these supplements did not reflect additional expenses incurred by Ladenburg Thalmann & Co., the selling agent, in connection with such sales and reimbursed by the Company. Accordingly, we are hereby reporting the actual net proceeds from these sales, after giving effect to the additional expenses:

         (i) Prospectus Supplement dated July 11, 2000, actual net proceeds $8,536,000

         (ii) Prospectus Supplement dated July 12, 2000, actual net proceeds $3,750,665

         (iii) Prospectus Supplement dated July 19, 2000, actual net proceeds $3,695,237




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   November 7, 2000

                                                     APA OPTICS, INC.
                                                       (Registrant)


                                                     By: /s/ Anil K. Jain
                                                         -----------------------
                                                         Anil K. Jain
                                                         Chief Executive Officer